First Horizon Corporation Reports First Quarter 2023 Net Income Available to Common Shareholders of
$243 Million, or EPS of $0.43; $259 Million, or $0.45, on an Adjusted Basis*

Pre-provision net revenue up 77% from the prior year and up 63% on an adjusted basis*

ROTCE of 17.4% and adjusted ROTCE of 18.6% with tangible book value per share of $10.89*

MEMPHIS, TN (April 18, 2023) – First Horizon Corporation (NYSE: FHN or “First Horizon”) today reported first quarter net income available to common shareholders ("NIAC") of $243 million, or earnings per share of $0.43, compared with fourth quarter 2022 NIAC of $258 million, or earnings per share of $0.45.

First quarter 2023 results were reduced by a net $16 million after-tax, or $0.03 per share, of notable items compared with a net $34 million, or $0.06 per share, decrease in fourth quarter 2022. Excluding notable items, adjusted first quarter 2023 NIAC of $259 million, or $0.45 per share, decreased from $293 million, or $0.51 per share in fourth quarter 2022.

“This quarter’s results, highlighted by our continued strong capital position, disciplined credit culture, expense discipline, and well-diversified and stable funding mix, reflect the strength and stability of our franchise,“ said Chairman, President and Chief Executive Officer Bryan Jordan. “Despite ongoing macroeconomic uncertainty, we continue to grow deep client relationships across our 12-state footprint and in our specialty businesses.”

Jordan continued “As always, I thank our associates for their continued focus on driving value for our shareholders, clients, and communities, as we have for the last 159 years.”

Notable Items

Quarterly, Unaudited ($s in millions, except per share data)	1Q23	4Q22	1Q22
Summary of Notable Items:
IBKC:
Merger/acquisition expense	$—	$(4)	$(28)
Total IBKC merger-acquisition-related items	—	(4)	(28)
TD:
Transaction-related expense	(21)	(31)	(9)
Total TD transaction-related items	(21)	(31)	(9)
Total Net Merger/acquisition/transaction-related items	(21)	(36)	(37)
Other notable items:
Gain on sale of title services business (other noninterest income)	—	1	—
Gain related to equity securities investment (other noninterest income)	—	—	6
Other notable expenses	—	(10)	—
Total other notable items	—	(9)	6
Total Notable items (pre-tax)	(21)	(45)	(32)
Total Notable items (after-tax)	$(16)	$(34)	$(24)
EPS impact of notable items	$(0.03)	$(0.06)	$(0.04)
Numbers may not foot due to rounding.

First quarter pre-tax net notable items include TD transaction-related costs of $21 million.

*ROTCE, PPNR, Core net interest income (NII), tangible book value per share, loans and leases excluding PPP and/or LMC, and "Adjusted" results are Non-GAAP Financial Measures; NII, Total Revenue, NIM and PPNR are presented on a fully taxable equivalent basis; References to loans include leases and EPS are based on diluted shares; Capital ratios are preliminary. See page 5 for information on our use of Non-GAAP measures and their reconciliation to GAAP beginning on page 21.

First Quarter 2023 versus Fourth Quarter 2022 Highlights
•Total revenue of $859 million decreased $23 million and adjusted revenue of $863 million decreased $22 million, or 2%, primarily due to day count, seasonality and a 2 bp reduction in NIM.
•Net interest income of $688 million decreased $21 million, or 3%, as the benefit of higher loan rates and loan balances were more than offset by higher funding costs and day count.
•Noninterest income of $171 million decreased $3 million and adjusted noninterest income of $171 million decreased $2 million as higher fixed income and mortgage banking was more than offset by reductions in other noninterest income and deferred compensation.
•Noninterest expense of $478 million decreased $25 million and adjusted noninterest expense of $457 million decreased $1 million largely as an increase in associate minimum wage to $20 per hour and seasonally higher FICA taxes was offset by a reduction in production-based incentives and commissions, and deferred compensation.
•Provision expense of $50 million compared with $45 million in fourth quarter 2022 reflects the impact of a challenging macroeconomic outlook and 2% loan growth ex. LMC partially mitigated by lower net charge-offs.
•Average interest-earning assets of $72.1 billion decreased $729 million largely as a $510 million increase in loans and a $131 million increase in investment securities was more than offset by a $1.1 billion decrease in interest-bearing deposits with banks.
•Average loans increased $510 million as a 2% increase in consumer loans and a 1% increase in commercial real estate was partially offset by a $424 million decrease in loans to mortgage companies ("LMC").
•Period-end loans increased $943 million, or 2%, driven by a $562 million increase in commercial and a $382 million increase in consumer. Period-end commercial loans excluding LMC rose 2%.
•Average deposits of $62.2 billion decreased $2.7 billion, or 4%, driven by a $2.7 billion decrease in DDA and other noninterest-bearing deposits. Total deposit costs of 111 basis points increased 42 basis points.
•Allowance for credit losses ("ACL") to loans ratio increased to 1.35% from 1.33% at December 31, 2022. The ACL to nonperforming loans ratio of 189% decreased from 244% at December 31, 2022.
•Net charge-offs of $16 million decreased $10 million; nonperforming loans of $424 million increased $108 million linked quarter and the nonperforming loan ratio of 0.72% increased from 0.54% at December 31, 2022.
•ROCE of 13.3%; ROTCE of 17.4%; Adjusted ROTCE of 18.6%; CET 1 ratio of 10.4%; and total capital ratio of 13.6%.
•Tangible book value per share of $10.89 at March 31, 2023 compared with $10.23 at December 31, 2022 and reflected a $0.50 increase tied to adjusted NIAC and a $0.29 increase tied to MTM valuation adjustments on AFS securities and cash flow hedges.
Strategic Update
Pending Acquisition by TD
•As announced on March 1st, TD has informed First Horizon that TD does not expect that the necessary regulatory approvals will be received in time to complete the pending transaction by May 27, 2023 (the current outside date), and that TD cannot provide a new projected closing date.
•No further updates at this time.

SUMMARY RESULTS
Quarterly, Unaudited

				1Q23 Change vs.
($s in millions, except per share and balance sheet data)	1Q23	4Q22	1Q22	4Q22			1Q22
				$/bp		%	$/bp		%
Income Statement
Interest income - taxable equivalent[1]	$923	$860	$513	$63		7%	$410		80%
Interest expense- taxable equivalent[1]	232	148	31	84		57	201		NM
Net interest income- taxable equivalent	691	712	482	(21)		(3)	209		43
Less: Taxable-equivalent adjustment	4	4	3	—		—	1		33
Net interest income	688	709	479	(21)		(3)	209		44
Noninterest income	171	174	229	(3)		(2)	(58)		(25)
Total revenue	859	882	707	(23)		(3)	152		21
Noninterest expense	478	503	493	(25)		(5)	(15)		(3)
Pre-provision net revenue[3]	381	379	215	2		1	166		77
Provision for credit losses	50	45	(40)	5		11	90		NM
Income before income taxes	331	334	255	(3)		(1)	76		30
Provision for income taxes	75	64	57	11		17	18		32
Net income	256	270	198	(14)		(5)	58		29
Net income attributable to noncontrolling interest	4	4	3	—		—	1		33
Net income attributable to controlling interest	251	266	195	(15)		(6)	56		29
Preferred stock dividends	8	8	8	—		—	—		—
Net income available to common shareholders	$243	$258	$187	$(15)		(6)%	$56		30%

Adjusted net income[4]	$271	$304	$222	$(33)		(11)%	$49		22%
Adjusted net income available to common shareholders[4]	$259	$293	$211	$(34)		(12)%	$48		23%
Common stock information
EPS	$0.43	$0.45	$0.34	$(0.02)		(4)%	$0.09		26%
Adjusted EPS[4]	$0.45	$0.51	$0.38	$(0.06)		(12)%	$0.07		18%
Diluted shares[8]	572	572	550	—		—%	22		4%
Key performance metrics
Net interest margin	3.87%	3.89%	2.37%	(2)	bp		150	bp
Efficiency ratio	55.65	57.07	69.66	(142)			(1,401)
Adjusted efficiency ratio[4]	52.95	51.70	64.64	125			(1,169)
Effective income tax rate	22.71	19.19	22.41	352			30
Return on average assets	1.32	1.35	0.90	(3)			42
Adjusted return on average assets[4]	1.40	1.52	1.02	(12)			38
Return on average common equity (“ROCE")	13.3	14.4	9.9	(108)			342
Return on average tangible common equity (“ROTCE”)[4]	17.4	19.1	13.0	(171)			445
Adjusted ROTCE[4]	18.6	21.7	14.7	(313)			387
Noninterest income as a % of total revenue	19.94	19.68	32.31	26			(1,237)
Adjusted noninterest income as a % of total revenue[4]	19.85%	19.55%	31.63%	30	bp		(1,178)	bp
Balance Sheet (billions)
Average loans	$58.1	$57.6	$54.1	$0.5		1%	$4.0		7%
Average deposits	62.2	64.9	74.2	(2.7)		(4)	(11.9)		(16)
Average assets	78.8	79.5	88.6	(0.7)		(1)	(9.7)		(11)
Average common equity	$7.4	$7.1	$7.6	$0.3		4%	$(0.2)		(3)%
Asset Quality Highlights
Allowance for credit losses to loans and leases	1.35%	1.33%	1.25%	2	bp		10	bp
Net charge-off ratio	0.11	0.18	0.07	(7)			4
Nonperforming loan and leases ratio	0.72%	0.54%	0.60%	17	bp		11	bp
Capital Ratio Highlights (current quarter is an estimate)
Common Equity Tier 1	10.4%	10.2%	10.0%	19	bp		39	bp
Tier 1	12.1	11.9	11.8	18			26
Total Capital	13.6	13.3	13.2	27			42
Tier 1 leverage	10.7%	10.4%	8.8%	33	bp		188	bp
Numbers may not foot due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 20.

First Quarter 2023 versus Fourth Quarter 2022
Net interest income
Net interest income of $688 million decreased $21 million as the benefit of higher rates and loan balances was more than offset by higher funding costs and day count. Net interest margin of 3.87% decreased 2 basis points largely as the benefit of higher rates and loan growth was more than offset by the impact of higher funding costs and day count.

Noninterest income
Noninterest income of $171 million decreased $3 million and included a $1 million decrease in the benefit of notable items. Adjusted noninterest income of $171 million decreased $2 million as higher fixed income and mortgage banking was more than offset by reductions in other noninterest income and deferred compensation. Fixed income average daily revenue of $437 thousand increased 8% compared with $403 thousand in fourth quarter 2022, despite continuing challenging market conditions.

Noninterest expense
Noninterest expense of $478 million decreased $25 million and included a $25 million decrease in notable items. Adjusted noninterest expense of $457 million decreased $1 million largely as higher salaries and employee benefits was offset by a reduction in production-based incentives and commissions and deferred compensation.

Loans and leases
Average loan and lease balances of $58.1 billion increased $510 million largely reflecting a 2% increase in consumer. Commercial loan growth of $191 million was driven by a $194 million increase in commercial real estate. Consumer loan growth increased $319 million compared to the prior quarter, driven by a $352 million increase in consumer real estate. Results reflect a $424 million reduction in loans to mortgage companies ("LMC"). Loan balances excluding LMC increased $934 million compared to the prior quarter, driven by a $615 million increase in commercial.

Period-end loans and leases of $59.0 billion increased $943 million from fourth quarter 2022, reflecting a 1% increase in commercial and a 3% increase in consumer. Before the impact of LMC, period-end loans increased $1.2 billion, or 2%, driven by a $779 million increase in all other commercial loans.

Deposits
Average deposits of $62.2 billion decreased $2.7 billion, or 4%. Period-end deposits of $61.4 billion decreased $2.0 billion reflecting a $2.3 billion decrease in noninterest-bearing partially offset by a $0.3 billion increase in interest-bearing. Total deposit costs of 111 basis points increased 42 basis points with a 59 basis point increase in interest-bearing deposit costs.

Asset quality
Provision expense of $50 million compared with $45 million in fourth quarter 2022 reflects the impact of a challenging macroeconomic outlook partially offset by lower net charge-offs.

Net charge-offs of $16 million, or 11 basis points, compared with $26 million, or 18 basis points, in fourth quarter 2022.

Nonperforming loans of $424 million increased $108 million. First quarter 2023 ACL to nonperforming loans coverage ratio of 189% compared with 244% in fourth quarter 2022.

The ACL to loans ratio increased to 1.35% from 1.33% in the fourth quarter 2022.

Capital
CET1 ratio of 10.4% in first quarter 2023 compared with 10.2% in fourth quarter 2022. Total capital ratio of 13.6% vs. 13.3% in fourth quarter 2022.

Income taxes
The first quarter 2023 effective tax rate of 22.7% compared with 19.2% in fourth quarter 2022. On an adjusted basis, the effective tax rate of 22.9% in the first quarter 2023 increased from 19.8% in fourth quarter 2022.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K, as amended; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed this year.

FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time.

Use of Non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures included in this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures presented in this earnings release are fully taxable equivalent measures, core net interest income ("NII"), pre-provision net revenue ("PPNR"), loans and leases excluding paycheck protection program ('PPP") and/or Loans to Mortgage Companies ("LMC"), return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value ("TBV") per common share, and various consolidated and segment results and performance measures and ratios adjusted for notable items.

Presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items, beginning on page 21.

First Horizon Corp. (NYSE: FHN), with $80.7 billion in assets as of March 31, 2023, is a leading regional financial services company, dedicated to helping our clients, communities and associates unlock their full potential with capital and counsel. Headquartered in Memphis, TN, the banking subsidiary First Horizon Bank operates in 12 states across the southern U.S. The Company and its subsidiaries offer commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, capital markets, fixed income, and mortgage banking services. First Horizon has been recognized as one of the nation's best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. Bank. More information is available at www.FirstHorizon.com.

Contact: Investor Relations - investorrelations@firsthorizon.com
Media Relations - Beth.Ardoin@firsthorizon.com

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						1Q23 Change vs.
($s in millions, except per share data)	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22		1Q22
						$	%	$	%
Interest income - taxable equivalent[1]	$923	$860	$737	$586	$513	$63	7%	$410	80%
Interest expense- taxable equivalent[1]	232	148	71	41	31	84	57	201	NM
Net interest income- taxable equivalent	691	712	666	545	482	(21)	(3)	209	43
Less: Taxable-equivalent adjustment	4	4	4	3	3	—	—	1	33
Net interest income	688	709	662	542	479	(21)	(3)	209	44
Noninterest income:
Fixed income	39	35	46	51	73	4	11	(34)	(47)
Mortgage banking and title	5	4	9	34	22	1	25	(17)	(77)
Brokerage, trust, and insurance	34	33	34	36	37	1	3	(3)	(8)
Service charges and fees	55	56	56	57	57	(1)	(2)	(2)	(4)
Card and digital banking fees	19	20	21	23	20	(1)	(5)	(1)	(5)
Deferred compensation income	3	7	(3)	(17)	(4)	(4)	(57)	7	NM
Other noninterest income	15	20	50	16	24	(5)	(25)	(9)	(38)
Total noninterest income	171	174	213	201	229	(3)	(2)	(58)	(25)
Total revenue	859	882	875	743	707	(23)	(3)	152	21
Noninterest expense:
Personnel expense:
Salaries and benefits	188	178	186	190	190	10	6	(2)	(1)
Incentives and commissions	80	97	92	93	94	(17)	(18)	(14)	(15)
Deferred compensation expense	3	7	(2)	(18)	(5)	(4)	(57)	8	NM
Total personnel expense	271	281	275	265	280	(10)	(4)	(9)	(3)
Occupancy and equipment[2]	70	71	71	73	72	(1)	(1)	(2)	(3)
Outside services	66	70	66	70	84	(4)	(6)	(18)	(21)
Amortization of intangible assets	12	13	13	13	13	(1)	(8)	(1)	(8)
Other noninterest expense	59	69	44	68	44	(10)	(14)	15	34
Total noninterest expense	478	503	468	489	493	(25)	(5)	(15)	(3)
Pre-provision net revenue[3]	381	379	406	255	215	2	1	166	77
Provision for credit losses	50	45	60	30	(40)	5	11	90	NM
Income before income taxes	331	334	346	225	255	(3)	(1)	76	30
Provision for income taxes	75	64	78	48	57	11	17	18	32
Net income	256	270	268	177	198	(14)	(5)	58	29
Net income attributable to noncontrolling interest	4	4	3	3	3	—	—	1	33
Net income attributable to controlling interest	251	266	265	174	195	(15)	(6)	56	29
Preferred stock dividends	8	8	8	8	8	—	—	—	—
Net income available to common shareholders	$243	$258	$257	$166	$187	$(15)	(6)%	$56	30%
Common Share Data
EPS	$0.45	$0.48	$0.48	$0.31	$0.35	$(0.03)	(6)%	$0.10	28%
Basic shares	537	536	536	535	533	1	—	4	1
Diluted EPS	$0.43	$0.45	$0.45	$0.29	$0.34	$(0.02)	(4)	$0.09	26
Diluted shares[8]	572	572	570	569	550	—	—%	22	4%

Effective tax rate	22.7%	19.2%	22.6%	21.3%	22.4%
Numbers may not foot due to rounding. See footnote disclosures on page 20.

ADJUSTED[5] FINANCIAL DATA - SEE NOTABLE ITEMS ON PAGE 9
Quarterly, Unaudited

						1Q23 Change vs.
($s in millions, except per share data)	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22		1Q22
						$	%	$	%
Net interest income (FTE)[1]	$691	$712	$666	$545	$482	$(21)	(3)%	$209	43%
Adjusted noninterest income:
Fixed income	39	35	46	51	73	4	11	(34)	(47)
Adjusted mortgage banking and title	5	4	9	22	22	1	25	(17)	(77)
Brokerage, trust, and insurance	34	33	34	36	37	1	3	(3)	(8)
Service charges and fees	55	56	56	57	57	(1)	(2)	(2)	(4)
Card and digital banking fees	19	20	21	23	20	(1)	(5)	(1)	(5)
Deferred compensation income	3	7	(3)	(17)	(4)	(4)	(57)	7	NM
Adjusted other noninterest income	15	20	18	15	18	(5)	(25)	(3)	(17)
Adjusted total noninterest income	$171	$173	$181	$188	$223	$(2)	(1)%	$(52)	(23)%
Total revenue (FTE)[1]	$863	$885	$847	$733	$704	$(22)	(2)%	$159	23%

Adjusted noninterest expense:
Adjusted personnel expense:
Adjusted salaries and benefits	$188	$178	$185	$190	$188	$10	6%	$—	—%
Adjusted Incentives and commissions	64	70	68	71	92	(6)	(9)	(28)	(30)
Adjusted deferred compensation expense	3	7	(2)	(18)	(5)	(4)	(57)	8	NM
Adjusted total personnel expense	255	254	251	244	275	1	—	(20)	(7)
Adjusted occupancy and equipment[2]	70	71	70	72	72	(1)	(1)	(2)	(3)
Adjusted outside services	63	64	64	61	59	(1)	(2)	4	7
Adjusted amortization of intangible assets	12	12	12	12	12	—	—	—	—
Adjusted other noninterest expense	58	58	48	50	37	—	—	21	57
Adjusted total noninterest expense	$457	$458	$444	$438	$455	$(1)	—%	$2	—%

Adjusted pre-provision net revenue[3]	$406	$428	$403	$295	$249	$(22)	(5)%	$157	63%

Provision for credit losses	$50	$45	$60	$30	$(40)	$5	11%	$90	NM

Adjusted net income available to common shareholders	$259	$293	$252	$195	$211	$(34)	(12)%	$48	23%

Adjusted Common Share Data
Adjusted diluted EPS	$0.45	$0.51	$0.44	$0.34	$0.38	$(0.06)	(12)%	$0.07	18%
Diluted shares[8]	572	572	570	569	550	—	—%	22	4%

Adjusted effective tax rate	22.9%	19.8%	22.4%	21.7%	22.5%
Adjusted ROTCE	18.6%	21.7%	17.9%	14.2%	14.7%
Adjusted efficiency ratio	53.0%	51.7%	52.4%	59.8%	64.6%
Numbers may not foot due to rounding.
See footnote disclosures on page 20.

NOTABLE ITEMS
Quarterly, Unaudited

(In millions)	1Q23	4Q22	3Q22	2Q22	1Q22
Summary of Notable Items:
Gain on sale of title services business	$—	$1	$21	$—	$—
Gain related to equity securities investments	—	—	10	—	6
Gain on sale of mortgage servicing rights	—	—	—	12	—
IBKC merger/acquisition expense	—	(4)	(3)	(13)	(28)
TD transaction-related expense	(21)	(31)	(21)	(25)	(9)
Other notable expenses*	—	(10)	—	(12)	—
Total notable items	(21)	(45)	7	(38)	(32)
EPS impact of notable items	$(0.03)	$(0.06)	$0.01	$(0.05)	$(0.04)
Numbers may not foot due to rounding
* 4Q22 and 2Q22 includes $10 million and $12 million, respectively of Visa derivative valuation expense.

IMPACT OF NOTABLE ITEMS:
Quarterly, Unaudited

(In millions)	1Q23	4Q22	3Q22	2Q22	1Q22
Impacts of Notable Items:
Noninterest income:
Mortgage banking and title	$—	$—	$—	$(12)	$—
Other noninterest income	—	(1)	(32)	—	(6)
Total noninterest income	$—	$(1)	$(32)	$(13)	$(6)

Noninterest expense:
Personnel expenses:
Salaries and benefits	$—	$—	$—	$1	$(2)
Incentives and commissions	(16)	(27)	(24)	(22)	(2)
Deferred compensation expense	—	—	—	—	—
Total personnel expenses	(16)	(27)	(25)	(21)	(4)
Occupancy and equipment[2]	—	—	(1)	(1)	—
Outside services	(3)	(6)	(2)	(9)	(25)
Amortization of intangible assets	—	(1)	(1)	(1)	(1)
Other noninterest expense	(2)	(11)	4	(18)	(7)
Total noninterest expense	$(21)	$(46)	$(25)	$(50)	$(37)

Income before income taxes	$21	$45	$(7)	$38	$32
Provision for income taxes	6	11	(2)	9	7
Net income/(loss) available to common shareholders	$16	$34	$(5)	$29	$24
Numbers may not foot due to rounding

FINANCIAL RATIOS
Quarterly, Unaudited
						1Q23 Change vs.
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22			1Q22
FINANCIAL RATIOS						$/bp		%	$/bp		%
Net interest margin	3.87%	3.89%	3.49%	2.74%	2.37%	(2)	bp		150	bp
Return on average assets	1.32%	1.35%	1.29%	0.82%	0.90%	(3)			42
Adjusted return on average assets[4]	1.40%	1.52%	1.27%	0.95%	1.02%	(12)			38
Return on average common equity (“ROCE”)	13.34%	14.42%	13.85%	9.12%	9.92%	(108)			342
Return on average tangible common equity (“ROTCE”)[4]	17.43%	19.14%	18.23%	12.07%	12.98%	(171)			445
Adjusted ROTCE[4]	18.55%	21.68%	17.89%	14.15%	14.68%	(313)			387
Noninterest income as a % of total revenue	19.94%	19.68%	24.30%	27.06%	32.31%	26			(1,237)
Adjusted noninterest income as a % of total revenue[4]	19.85%	19.55%	21.37%	25.68%	31.63%	30			(1,178)
Efficiency ratio	55.65%	57.07%	53.56%	65.76%	69.66%	(142)			(1,401)
Adjusted efficiency ratio[4]	52.95%	51.70%	52.42%	59.79%	64.64%	125			(1,169)

CAPITAL DATA
CET1 capital ratio*	10.4%	10.2%	9.9%	9.8%	10.0%	19	bp		39	bp
Tier 1 capital ratio*	12.1%	11.9%	11.7%	11.6%	11.8%	18	bp		26	bp
Total capital ratio*	13.6%	13.3%	13.1%	13.0%	13.2%	27	bp		42	bp
Tier 1 leverage ratio*	10.7%	10.4%	9.8%	9.1%	8.8%	33	bp		188	bp
Risk-weighted assets (“RWA”) (billions)	$69.5	$69.2	$68.6	$67.3	$65.0	$—		1%	$4		7%
Total equity to total assets	11.02%	10.83%	10.32%	10.04%	9.81%	19	bp		121	bp
Tangible common equity/tangible assets (“TCE/TA”)[4]	7.41%	7.12%	6.64%	6.55%	6.44%	29	bp		97	bp
Period-end shares outstanding (millions)	538	537	537	536	535	1		—%	3		1%
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15	$—		—%	$—		—%
Book value per common share	$14.11	$13.48	$12.99	$13.50	$13.82	$0.63		5%	$0.29		2%
Tangible book value per common share[4]	$10.89	$10.23	$9.72	$10.18	$10.46	$0.66		6%	$0.43		4%

SELECTED BALANCE SHEET DATA
Loans-to-deposit ratio (period-end balances)	96.10%	91.51%	86.88%	80.13%	74.23%	459	bp		2,187	bp
Loans-to-deposit ratio (average balances)	93.33%	88.73%	82.99%	77.25%	72.93%	460	bp		2,040	bp
Full-time equivalent associates	7,282	7,477	7,569	7,627	7,900	(195)		(3)%	(618)		(8)%
Certain previously reported amounts have been reclassified to agree with current presentation.
*Current quarter is an estimate.
See footnote disclosures on page 20.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						1Q23 Change vs.
(In millions)	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22		1Q22
						$	%	$	%
Assets:
Loans and leases:
Commercial, financial, and industrial (C&I)	$32,172	$31,780	$31,620	$31,276	$30,798	$392	1%	$1,374	4%
Commercial real estate	13,397	13,228	13,021	12,942	12,487	169	1	911	7
Total Commercial	45,570	45,008	44,641	44,218	43,285	562	1	2,285	5
Consumer real estate	12,668	12,253	11,864	11,441	10,874	415	3	1,794	17
Credit card and other[5]	807	840	849	870	854	(33)	(4)	(46)	(5)
Total Consumer	13,475	13,093	12,712	12,311	11,727	382	3	1,748	15
Loans and leases, net of unearned income	59,045	58,101	57,354	56,529	55,012	943	2	4,032	7
Loans held for sale	650	590	680	870	1,014	60	10	(364)	(36)
Investment securities	10,317	10,207	10,103	9,628	9,943	109	1	373	4
Trading securities	1,122	1,375	1,421	1,392	1,823	(253)	(18)	(701)	(38)
Interest-bearing deposits with banks	2,488	1,384	3,241	9,475	13,548	1,103	80	(11,061)	(82)
Federal funds sold and securities purchased under agreements to resell	309	482	690	712	640	(173)	(36)	(331)	(52)
Total interest earning assets	73,929	72,139	73,489	78,606	81,980	1,790	2	(8,051)	(10)
Cash and due from banks	987	1,061	1,193	1,133	1,225	(74)	(7)	(238)	(19)
Goodwill and other intangible assets, net	1,732	1,744	1,757	1,782	1,795	(12)	(1)	(63)	(4)
Premises and equipment, net	603	612	622	636	669	(9)	(2)	(66)	(10)
Allowance for loan and lease losses	(715)	(685)	(664)	(624)	(622)	(30)	(4)	(93)	(15)
Other assets	4,193	4,082	3,903	3,598	3,614	112	3	580	16
Total assets	$80,729	$78,953	$80,299	$85,132	$88,660	$1,776	2%	$(7,931)	(9)%

Liabilities and Shareholders' Equity:
Deposits:
Savings	$21,346	$21,971	$22,800	$24,376	$25,772	$(625)	(3)%	$(4,426)	(17)%
Time deposits	3,777	2,887	2,671	2,888	3,165	890	31	612	19
Other interest-bearing deposits	15,184	15,165	14,730	16,172	17,126	18	—	(1,942)	(11)
Total interest-bearing deposits	40,306	40,023	40,202	43,436	46,063	283	1	(5,756)	(12)
Trading liabilities	144	335	383	394	513	(191)	(57)	(369)	(72)
Short-term borrowings	6,484	2,506	1,416	1,953	1,719	3,979	NM	4,765	NM
Term borrowings	1,605	1,597	1,597	1,599	1,591	9	1	14	1
Total interest-bearing liabilities	48,540	44,461	43,598	47,382	49,885	4,079	9	(1,345)	(3)
Noninterest-bearing deposits	21,134	23,466	25,813	27,114	28,052	(2,332)	(10)	(6,918)	(25)
Other liabilities	2,161	2,480	2,605	2,085	2,027	(319)	(13)	134	7
Total liabilities	71,835	70,406	72,016	76,581	79,964	1,428	2	(8,129)	(10)
Shareholders' Equity:
Preferred stock	1,014	1,014	1,014	1,014	1,014	—	—	—	—
Common stock	336	336	335	335	334	—	—	2	1
Capital surplus	4,863	4,840	4,812	4,791	4,769	23	—	95	2
Retained earnings	3,595	3,430	3,254	3,079	2,996	165	5	599	20
Accumulated other comprehensive loss, net	(1,208)	(1,367)	(1,427)	(963)	(711)	159	12	(497)	(70)
Combined shareholders' equity	8,599	8,251	7,987	8,255	8,400	348	4	199	2
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	8,895	8,547	8,283	8,551	8,696	348	4	199	2
Total liabilities and shareholders' equity	$80,729	$78,953	$80,299	$85,132	$88,660	$1,776	2%	$(7,931)	(9)%
Memo:
Total Deposits	$61,440	$63,489	$66,014	$70,550	$74,114	$(2,049)	(3)%	$(12,674)	(17)%
Unfunded Loan Commitments:
Commercial	$21,806	$22,833	$23,706	$23,251	$21,813	$(1,027)	(4)%	$(7)	—%
Consumer	$4,404	$4,329	$4,248	$3,972	$3,882	$75	2%	$522	13%
Numbers may not foot due to rounding. See footnote disclosures on page 20.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						1Q23 Change vs.
(In millions)	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22		1Q22
						$	%	$	%
Assets:
Loans and leases:
Commercial, financial, and industrial (C&I)	$31,558	$31,562	$31,120	$30,963	$30,215	$(4)	—%	$1,343	4%
Commercial real estate	13,290	13,095	12,926	12,626	12,229	194	1	1,060	9
Total Commercial	44,848	44,657	44,046	43,589	42,445	191	—	2,403	6
Consumer real estate	12,401	12,049	11,633	11,120	10,769	352	3	1,632	15
Credit card and other[5]	825	858	864	867	869	(33)	(4)	(43)	(5)
Total Consumer	13,226	12,907	12,496	11,987	11,638	319	2	1,588	14
Loans and leases, net of unearned income	58,074	57,564	56,543	55,576	54,082	510	1	3,991	7
Loans held-for-sale	596	597	761	1,027	1,156	(1)	—	(560)	(48)
Investment securities	10,263	10,132	10,315	9,781	9,668	131	1	595	6
Trading securities	1,284	1,311	1,342	1,509	1,594	(28)	(2)	(311)	(19)
Interest-bearing deposits with banks	1,468	2,618	6,341	10,989	14,902	(1,150)	(44)	(13,433)	(90)
Federal funds sold and securities purchased under agreements to resell	392	583	661	857	753	(191)	(33)	(361)	(48)
Total interest earning assets	72,076	72,805	75,963	79,739	82,155	(729)	(1)	(10,078)	(12)
Cash and due from banks	1,035	1,118	1,246	1,281	1,226	(82)	(7)	(191)	(16)
Goodwill and other intangibles assets, net	1,738	1,750	1,767	1,789	1,802	(12)	(1)	(64)	(4)
Premises and equipment, net	607	616	629	645	655	(9)	(1)	(47)	(7)
Allowances for loan and lease losses	(692)	(675)	(639)	(621)	(658)	(17)	(3)	(35)	(5)
Other assets	4,076	3,907	3,585	3,493	3,407	169	4	668	20
Total assets	$78,841	$79,521	$82,551	$86,326	$88,587	$(680)	(1)%	$(9,746)	(11)%

Liabilities and shareholders' equity:
Deposits:
Savings	$21,824	$22,477	$23,569	$24,841	$26,330	$(653)	(3)%	$(4,506)	(17)%
Time deposits	3,336	2,720	2,759	3,040	3,343	617	23	(7)	—
Other interest-bearing deposits	14,790	14,658	15,102	16,273	16,558	132	1	(1,767)	(11)
Total interest-bearing deposits	39,950	39,855	41,431	44,154	46,230	95	—	(6,280)	(14)
Trading liabilities	324	353	372	585	614	(29)	(8)	(289)	(47)
Short-term borrowings	3,695	1,821	1,711	1,710	1,995	1,874	103	1,700	85
Term borrowings	1,602	1,597	1,598	1,597	1,591	5	—	11	1
Total interest-bearing liabilities	45,572	43,626	45,112	48,046	50,430	1,946	4	(4,858)	(10)
Noninterest-bearing deposits	22,274	25,021	26,701	27,791	27,926	(2,747)	(11)	(5,652)	(20)
Other liabilities	2,289	2,459	2,068	1,875	1,613	(171)	(7)	675	42
Total liabilities	70,134	71,106	73,882	77,712	79,969	(972)	(1)	(9,834)	(12)
Shareholders' Equity:
Preferred stock	1,014	1,014	1,014	1,014	695	—	—	318	46
Common stock	336	336	335	335	334	—	—	2	1
Capital surplus	4,851	4,826	4,802	4,778	4,753	25	1	98	2
Retained earnings	3,518	3,358	3,175	3,051	2,938	160	5	579	20
Accumulated other comprehensive loss, net	(1,307)	(1,414)	(953)	(859)	(398)	106	8	(910)	NM
Combined shareholders' equity	8,411	8,119	8,373	8,318	8,323	292	4	88	1
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	8,707	8,415	8,669	8,614	8,619	292	3	88	1
Total liabilities and shareholders' equity	$78,841	$79,521	$82,551	$86,326	$88,587	$(680)	(1)%	$(9,746)	(11)%
Memo:
Total Deposits	$62,224	$64,876	$68,133	$71,945	$74,156	$(2,652)	(4)%	$(11,932)	(16)%
Numbers may not foot due to rounding. See footnote disclosures on page 20.

CONSOLIDATED NET INTEREST INCOME AND AVERAGE BALANCE SHEET: YIELDS AND RATES
Quarterly, Unaudited
											1Q23 Change vs.
	1Q23		4Q22		3Q22		2Q22		1Q22		4Q22		1Q22
(In millions, except rates)	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense		Income/Expense
											$	%	$	%
Interest earning assets/Interest income:
Loans and leases, net of unearned income:
Commercial	$668	6.04%	$607	5.40%	$496	4.47%	$382	3.52%	$339	3.24%	$61	10%	$329	97%
Consumer	141	4.24	134	4.14	124	3.94	112	3.74	108	3.71	7	5	33	31
Loans and leases, net of unearned income	809	5.63	742	5.12	619	4.35	494	3.57	447	3.34	67	9	362	81
Loans held-for-sale	11	7.08	9	6.34	9	4.91	10	3.89	10	3.51	2	22	1	10
Investment securities	63	2.45	61	2.41	55	2.14	46	1.87	38	1.59	2	3	25	66
Trading securities	20	6.21	19	5.79	15	4.55	13	3.43	11	2.75	1	5	9	82
Interest-bearing deposits with banks	17	4.60	24	3.61	34	2.15	22	0.79	7	0.19	(7)	(29)	10	143
Federal funds sold and securities purchased under agreements	4	4.35	5	3.48	2	2.04	1	0.66	—	(0.04)	(1)	(20)	4	NM
Interest income	$923	5.17%	$860	4.70%	$737	3.86%	$586	2.95%	$513	2.52%	$63	7%	$410	80%

Interest bearing liabilities/Interest expense:
Interest-bearing deposits:
Savings	$96	1.79%	$67	1.19%	$18	0.31%	$5	0.08%	$3	0.05%	$29	43%	$93	NM
Time deposits	16	1.96	6	0.90	2	0.50	4	0.50	4	0.51	10	NM	12	NM
Other interest-bearing deposits	58	1.59	39	1.05	21	0.56	9	0.22	4	0.09	19	49	54	NM
Total interest-bearing deposits	171	1.73	112	1.12	42	0.41	18	0.16	11	0.10	59	53	160	NM
Trading liabilities	3	3.83	3	3.59	3	3.03	4	2.52	3	1.69	—	—	—	—
Short-term borrowings	38	4.16	13	2.85	7	2.22	2	0.58	1	0.15	25	NM	37	NM
Term borrowings	20	4.98	19	4.81	18	4.57	17	4.38	17	4.29	1	5	3	18
Interest expense	232	2.06	148	1.35	71	0.63	41	0.34	31	0.25	84	57	201	NM
Net interest income - tax equivalent basis	691	3.11	712	3.35	666	3.23	545	2.61	482	2.27	(21)	(3)	209	43
Fully taxable equivalent adjustment	(4)	0.76	(4)	0.54	(4)	0.26	(3)	0.13	(3)	0.10	—	—	(1)	(33)
Net interest income	$688	3.87%	$709	3.89%	$662	3.49%	$542	2.74%	$479	2.37%	$(21)	(3)%	$209	44%

Memo:
Total loan yield		5.63%		5.12%		4.35%		3.57%		3.34%
Total deposit cost		1.11%		0.69%		0.25%		0.10%		0.06%
Total funding cost		1.38%		0.85%		0.39%		0.22%		0.16%
Net interest income and yields are adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Earning assets yields are expressed net of unearned income.
Loan yields include loan fees, cash basis interest income, and loans on nonaccrual status.
Numbers may not foot due to rounding.
See footnote disclosures on page 20.

CONSOLIDATED NONPERFORMING LOANS AND LEASES ("NPL")
Quarterly, Unaudited

	As of					1Q23 change vs.
(In millions, except ratio data)	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22		1Q22
						$	%	$	%
Nonperforming loans and leases
Commercial, financial, and industrial (C&I)	$204	$153	$116	$129	$153	$51	34%	$51	33%
Commercial real estate	63	9	10	11	12	54	NM	51	NM
Consumer real estate	155	152	163	159	165	3	2	(10)	(6)
Credit card and other	2	2	3	3	3	—	(6)	(1)	(20)
Total nonperforming loans and leases	$424	$316	$292	$301	$332	$108	34%	$92	28%

Asset Quality Ratio
Nonperforming loans and leases to loans and leases
Commercial, financial, and industrial (C&I)	0.63%	0.48%	0.37%	0.41%	0.50%
Commercial real estate	0.47	0.07	0.08	0.08	0.09
Consumer real estate	1.22	1.24	1.37	1.39	1.52
Credit card and other	0.27	0.27	0.31	0.29	0.32
Total nonperforming loans and leases to loans and leases	0.72%	0.54%	0.51%	0.53%	0.60%
Numbers may not foot due to rounding.

CONSOLIDATED LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Quarterly, Unaudited

	As of					1Q23 change vs.
(In millions)	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22		1Q22
						$	%	$	%
Loans and leases 90 days or more past due and accruing
Commercial, financial, and industrial (C&I)	$—	$11	$1	$1	$6	$(11)	(97)%	$(5)	(93)%
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	7	18	17	14	14	(11)	(63)	(7)	(52)
Credit card and other	5	3	6	3	3	1	33	2	60
Total loans and leases 90 days or more past due and accruing	$12	$33	$24	$17	$23	$(21)	(65)%	$(11)	(49)%
Numbers may not foot due to rounding.

CONSOLIDATED NET CHARGE-OFFS (RECOVERIES)
Quarterly, Unaudited

	As of					1Q23 change vs.
(In millions, except ratio data)	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22		1Q22
Charge-off, Recoveries and Related Ratios						$	%	$	%
Gross Charge-offs
Commercial, financial, and industrial (C&I)	$14	$24	$13	$12	$13	$(10)	(41)%	$1	8%
Commercial real estate	2	—	1	—	—	2	NM	2	NM
Consumer real estate	1	1	1	2	1	—	(22)	—	(6)
Credit card and other	5	7	7	7	5	(2)	(27)	—	8
Total gross charge-offs	$22	$32	$21	$21	$19	$(10)	(32)%	$3	18%
Gross Recoveries
Commercial, financial, and industrial (C&I)	$(2)	$(3)	$(2)	$(1)	$(3)	$—	14%	$1	23%
Commercial real estate	—	—	—	(1)	—	—	(33)	—	(13)
Consumer real estate	(2)	(2)	(6)	(6)	(5)	—	7	3	53
Credit card and other	(1)	(1)	(1)	(1)	(1)	—	(14)	—	(51)
Total gross recoveries	$(6)	$(6)	$(9)	$(9)	$(9)	$—	5%	$3	31%
Net Charge-offs (Recoveries)
Commercial, financial, and industrial (C&I)	$12	$21	$11	$11	$10	$(10)	(45)%	$2	18%
Commercial real estate	2	—	—	(1)	—	2	NM	2	NM
Consumer real estate	(2)	(2)	(5)	(3)	(4)	—	(2)	3	62
Credit card and other	4	6	5	5	4	(2)	(34)	—	(1)
Total net charge-offs	$16	$26	$12	$12	$10	$(10)	(38)%	$6	64%

Annualized Net Charge-off (Recovery) Rates
Commercial, financial, and industrial (C&I)	0.15%	0.27%	0.14%	0.14%	0.13%
Commercial real estate	0.05	—	0.01	(0.03)	(0.01)
Consumer real estate	(0.05)	(0.05)	(0.17)	(0.12)	(0.15)
Credit card and other	1.93	2.76	2.46	2.49	1.85
Total loans and leases	0.11%	0.18%	0.08%	0.09%	0.07%
Numbers may not foot due to rounding.

CONSOLIDATED ALLOWANCE FOR LOAN AND LEASE LOSSES AND RESERVE FOR UNFUNDED COMMITMENTS
Quarterly, Unaudited

	As of					1Q23 Change vs.
(In millions)	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22		1Q22
Summary of Changes in the Components of the Allowance For Credit Losses						$	%	$	%
Allowance for loan and lease losses - beginning	$685	$664	$624	$622	$670	$21	3%	$15	2%
Cumulative effect of change in accounting principle:
Commercial, financial, and industrial (C&I)	1	—	—	—	—	1	NM	1	NM
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	(7)	—	—	—	—	(7)	NM	(7)	NM
Credit card and other	—	—	—	—	—	—	NM	—	NM
Total cumulative effect of change in accounting principles	(6)	—	—	—	—	(6)	NM	(6)	NM
Allowance for loan and lease losses - beginning, adjusted	$679	$664	$624	$622	$670	$15	2%	$9	1%
Charge-offs:
Commercial, financial, and industrial (C&I)	(14)	(24)	(13)	(12)	(13)	10	41	(1)	(8)
Commercial real estate	(2)	—	(1)	—	—	(2)	NM	(2)	NM
Consumer real estate	(1)	(1)	(1)	(2)	(1)	—	22	—	6
Credit card and other	(5)	(7)	(7)	(7)	(5)	2	27	—	(8)
Total charge-offs	(22)	(32)	(21)	(21)	(19)	10	31	(3)	(18)
Recoveries:
Commercial, financial, and industrial (C&I)	2	3	2	1	3	—	(14)	(1)	(22)
Commercial real estate	—	—	—	1	—	—	33	—	13
Consumer real estate	2	2	6	6	5	—	(7)	(3)	(54)
Credit card and other	1	1	1	1	1	—	14	—	51
Total Recoveries	6	6	9	9	9	—	2	(3)	(32)
Provision for loan and lease losses:
Commercial, financial, and industrial (C&I)	27	35	32	(2)	(36)	(8)	(22)	63	NM
Commercial real estate	6	(2)	8	(12)	(3)	8	NM	9	NM
Consumer real estate	15	5	5	16	(3)	11	NM	18	NM
Credit card and other	4	9	7	12	4	(5)	(57)	—	(7)
Total provision for loan and lease losses:	52	46	52	14	(38)	6	13	90	NM
Allowance for loan and lease losses - ending	$715	$685	$664	$624	$622	$30	4%	$93	15%

Reserve for unfunded commitments - beginning	$87	$88	$80	$64	$66	$(1)	(1)%	$21	32%
Cumulative effect of change in accounting principle	—	—	—	—	—	—	NM	—	NM
Acquired reserve for unfunded commitments	—	—	—	—	—	—	NM	—	NM
Provision for unfunded commitments	(2)	(1)	8	16	(2)	(1)	(100)	—	—
Reserve for unfunded commitments - ending	$85	$87	$88	$80	$64	$(2)	(2)%	$21	33%
Total allowance for credit losses- ending	$800	$771	$752	$704	$686	$29	4%	$114	17%
Numbers may not foot due to rounding.

CONSOLIDATED ASSET QUALITY RATIOS - ALLOWANCE FOR LOAN AND LEASE LOSSES
Quarterly, Unaudited

	As of
	1Q23	4Q22	3Q22	2Q22	1Q22

Allowance for loans and lease losses to loans and leases
Commercial, financial, and industrial (C&I)	1.01%	0.97%	0.93%	0.88%	0.93%
Commercial real estate	1.12%	1.10%	1.14%	1.09%	1.21%
Consumer real estate	1.65%	1.63%	1.63%	1.60%	1.51%
Credit card and other	3.86%	3.72%	3.32%	3.01%	2.31%
Total allowance for loans and lease losses to loans and leases	1.21%	1.18%	1.16%	1.10%	1.13%
Allowance for loans and lease losses to nonperforming loans and leases
Commercial, financial, and industrial (C&I)	159%	202%	253%	213%	188%
Commercial real estate	238%	1,554%	1,422%	1,331%	1,303%
Consumer real estate	135%	131%	119%	115%	99%
Credit card and other	1,439%	1,364%	1,070%	1,021%	730%
Total allowance for loans and lease losses to nonperforming loans and leases	169%	217%	228%	207%	187%

REGIONAL BANKING
Quarterly, Unaudited

						1Q23 Change vs.
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22			1Q22
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$586	$544	$518	$465	$427	$42		8%	$159		37%
Noninterest income	107	107	110	114	114	—		—	(7)		(6)
Total revenue	693	650	628	579	541	43		7	152		28
Noninterest expense	322	322	304	301	306	—		—	16		5
Pre-provision net revenue[3]	371	328	324	278	235	43		13	136		58
Provision for credit losses	41	30	43	52	(30)	11		37	71		NM
Income before income tax expense	329	298	281	226	266	31		10	63		24
Income tax expense	77	70	66	53	63	7		10	14		22
Net income	$252	$228	$215	$173	$203	$24		11%	$49		24%

Average Balances (billions)
Total loans and leases	$41.8	$41.1	$40.1	$39.2	$38.0	$0.7		2%	$3.8		10%
Interest-earning assets	41.8	41.1	40.1	39.2	38.0	0.7		2	3.8		10
Total assets	44.5	43.8	42.8	41.9	40.5	0.7		2	4.0		10
Total deposits	57.8	59.6	61.9	64.5	66.6	(1.8)		(3)	(8.8)		(13)

Key Metrics
Net interest margin[6]	5.70%	5.27%	5.15%	4.78%	4.58%	43	bp		112	bp
Efficiency ratio	46.52%	49.59%	48.44%	52.03%	56.55%	(307)	bp		(1,003)	bp
Loans-to-deposits ratio (period-end balances)	73.95%	70.81%	66.77%	62.77%	57.46%	314	bp		1,649	bp
Loans-to-deposits ratio (average-end balances)	72.39%	69.02%	64.78%	60.75%	57.02%	337	bp		1,537	bp
Return on average assets (annualized)	2.30%	2.06%	1.99%	1.66%	2.03%	24	bp		27	bp
Return on allocated equity[7]	27.78%	25.05%	23.95%	19.65%	23.51%	273	bp		427	bp
Financial center locations	417	417	417	417	417	—		—%	—		—%
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 20.

Regional Banking segment: Offers financial products and services, including traditional lending and deposit taking, to consumer and commercial customers primarily in the southern and southeastern U.S. and other selected markets. Regional Banking also provides investment, wealth management, financial planning, trust and asset management services for consumer customers.

SPECIALTY BANKING
Quarterly, Unaudited

						1Q23 Change vs.
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22			1Q22
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$125	$134	$138	$141	$144	$(9)		(6)%	$(19)		(13)%
Noninterest income	53	47	64	96	105	7		15	(52)		(49)
Total revenue	179	180	203	237	249	(2)		(1)	(70)		(28)
Noninterest expense	91	92	104	113	132	(1)		(1)	(41)		(31)
Pre-provision net revenue[3]	88	89	99	124	118	(1)		(1)	(30)		(25)
Provision for credit losses	10	18	17	(18)	(2)	(8)		(45)	12		NM
Income before income tax expense	78	71	81	142	120	7		10	(42)		(35)
Income tax expense	19	17	20	35	29	2		10	(10)		(35)
Net income	$59	$54	$62	$107	$91	$5		10%	$(32)		(35)%

Average Balances (billions)
Total loans and leases	$15.8	$15.9	$15.9	$15.8	$15.5	$(0.2)		(1)%	$0.2		1%
Interest-earning assets	18.1	18.4	18.6	19.1	19.0	(0.3)		(2)	(0.9)		(5)
Total assets	19.4	19.6	19.7	20.2	20.2	(0.2)		(1)	(0.8)		(4)
Total deposits	3.6	4.3	5.2	6.3	6.5	(0.7)		(17)	(2.9)		(45)

Key Metrics
Fixed income product average daily revenue (thousands)	$437	$403	$524	$612	$987	$33		8%	$(550)		(56)%
Net interest margin[6]	2.80%	2.89%	2.96%	2.96%	3.07%	(9)	bp		(27)	bp
Efficiency ratio	50.93%	50.84%	51.29%	47.74%	52.82%	9	bp		(189)	bp
Loans-to-deposits ratio (period-end balances)	504%	426%	378%	268%	256%	7,770	bp		24,822	bp
Loans-to-deposits ratio (average-end balances)	440%	370%	307%	250%	239%	7,031	bp		20,053	bp
Return on average assets (annualized)	1.23%	1.09%	1.24%	2.13%	1.82%	14	bp		(59)	bp
Return on allocated equity[7]	15.13%	13.34%	15.02%	26.01%	22.77%	179	bp		(764)	bp
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 20.

Specialty Banking segment: Consists of lines of business that deliver product offerings and services with specialized industry knowledge. Specialty Banking’s lines of business include asset-based lending, mortgage warehouse lending, commercial real estate, franchise finance, correspondent banking, equipment finance, mortgage, and title insurance (prior to July 2022). In addition to traditional lending and deposit taking, Specialty Banking also delivers treasury management solutions, loan syndications, and international banking. Additionally, Specialty Banking has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

CORPORATE
Quarterly, Unaudited

						1Q23 Change vs.
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22		1Q22
						$	%	$	%
Income Statement (millions)
Net interest income/(expense)	$(24)	$31	$6	$(64)	$(93)	$(55)	NM	$69	74%
Noninterest income	11	21	39	(8)	9	(10)	(47)	1	15
Total revenues	(13)	52	45	(72)	(83)	(65)	(125)	70	84
Noninterest expense	64	89	61	75	55	(25)	(28)	9	17
Pre-provision net revenue[3]	(77)	(38)	(16)	(147)	(138)	(40)	(105)	61	44
Provision for credit losses	(1)	(3)	—	(4)	(7)	1	57	6	84
Income before income tax expense	(76)	(35)	(16)	(143)	(131)	(41)	(117)	55	42
Income tax expense (benefit)	(21)	(23)	(8)	(39)	(35)	2	8	14	39
Net income/(loss)	$(55)	$(12)	$(9)	$(104)	$(96)	$(43)	NM	$41	43%

Average Balance Sheet (billions)
Interest bearing assets	$12.1	$13.3	$17.3	$21.5	$25.2	$(1.1)	(9)%	$(13.0)	(52)%
Total assets	14.9	16.0	20.0	24.1	27.8	(1.1)	(7)	(12.9)	(46)
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, properties, technology, credit risk and bank operations are allocated to the activities of Regional Banking, Specialty Banking, and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of wholesale funding, liquidity, and capital management and allocation. Finally, the Corporate segment includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.

FOOTNOTES
1 Taxable equivalent interest income and interest expense are non-GAAP measures and reconcile to net interest income (GAAP) in the table.
2 Occupancy and Equipment expense includes Computer Software Expense.
3 Pre-provision net revenue is a non-GAAP measure and is reconciled to income before income taxes (GAAP) in the table.
4 Represents a non-GAAP measure and is reconciled to the nearest GAAP measure in the non-GAAP to GAAP reconciliations beginning on page 21.
5 Credit card and other includes an insignificant amount of commercial credit card balances.
6 Net interest margin is computed using total NII adjusted for FTE assuming a statutory federal income tax rate of 21 percent, and, where applicable state taxes.
7 Segment equity is allocated based on an internal allocation methodology.
8 First quarter 2022 includes 9.8 million shares related to the one month average impact of Series G convertible securities issued in connection with TD transaction; all other periods include 27.5 million shares related to the full impact of these shares.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)	1Q23	4Q22	3Q22	2Q22	1Q22

Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$8,895	$8,547	$8,283	$8,551	$8,696
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	1,014	1,014	1,014	1,014	1,014
(B) Total common equity	$7,586	$7,238	$6,974	$7,242	$7,387
Less: Intangible assets (GAAP) (b)	1,732	1,744	1,757	1,782	1,795
(C) Tangible common equity (Non-GAAP)	$5,853	$5,494	$5,217	$5,459	$5,592

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$80,729	$78,953	$80,299	$85,132	$88,660
Less: Intangible assets (GAAP) (b)	1,732	1,744	1,757	1,782	1,795
(E) Tangible assets (Non-GAAP)	$78,997	$77,209	$78,542	$83,350	$86,865

Period-end Shares Outstanding
(F) Period-end shares outstanding	538	537	537	536	535

Ratios
(A)/(D) Total equity to total assets (GAAP)	11.02%	10.83%	10.32%	10.04%	9.81%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	7.41%	7.12%	6.64%	6.55%	6.44%
(B)/(F) Book value per common share (GAAP)	$14.11	$13.48	$12.99	$13.50	$13.82
(C)/(F) Tangible book value per common share (Non-GAAP)	$10.89	$10.23	$9.72	$10.18	$10.46
(a)     Included in Total equity on the Consolidated Balance Sheet.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)		1Q23	4Q22	3Q22	2Q22	1Q22

Adjusted Diluted EPS
Net income available to common shareholders ("NIAC") (GAAP)	a	$243	$258	$257	$166	$187
Plus Tax effected notable items (Non-GAAP) (a)		16	34	(5)	29	24
Adjusted net income available to common shareholders (Non-GAAP)	b	$259	$293	$252	$195	$211

Diluted Shares (GAAP)[8]	c	572	572	570	569	550

Diluted EPS (GAAP)	a/c	$0.43	$0.45	$0.45	$0.29	$0.34
Adjusted diluted EPS (Non-GAAP)	b/c	$0.45	$0.51	$0.44	$0.34	$0.38

Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")
Net Income ("NI") (GAAP)		$256	$270	$268	$177	$198
Plus Tax effected notable items (Non-GAAP) (a)		16	34	(5)	29	24
Adjusted NI (Non-GAAP)		$271	$304	$263	$206	$223

NI (annualized) (GAAP)	d	$1,037	$1,070	$1,063	$709	$801
Adjusted NI (annualized) (Non-GAAP)	e	$1,100	$1,206	$1,045	$823	$900

Average assets (GAAP)	f	$78,841	$79,521	$82,551	$86,326	$88,587

ROA (GAAP)	d/f	1.32%	1.35%	1.29%	0.82%	0.90%
Adjusted ROA (Non-GAAP)	e/f	1.40%	1.52%	1.27%	0.95%	1.02%

Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE
Net income available to common shareholders ("NIAC") (annualized) (GAAP)	g	$987	$1,025	$1,020	$666	$756
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$1,050	$1,161	$1,001	$781	$855

Average Common Equity (GAAP)	i	$7,398	$7,106	$7,360	$7,305	$7,628
Intangible Assets (GAAP) (b)		1,738	1,750	1,767	1,789	1,802
Adjusted Average Tangible Common Equity (Non-GAAP)	j	$5,659	$5,356	$5,593	$5,516	$5,826

ROCE (GAAP)	g/i	13.34%	14.42%	13.85%	9.12%	9.92%
ROTCE (Non-GAAP)	g/j	17.43%	19.14%	18.23%	12.07%	12.98%
Adjusted ROTCE (Non-GAAP)	h/j	18.55%	21.68%	17.89%	14.15%	14.68%
(a) Amounts adjusted for notable items as detailed on page 9.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(In millions)		1Q23	4Q22	3Q22	2Q22	1Q22

Adjusted Noninterest Income as a % of Total Revenue
Noninterest income (GAAP)	k	$171	$174	$213	$201	$229
Plus notable items (GAAP) (a)		—	(1)	(32)	(13)	(6)
Adjusted noninterest income (Non-GAAP)	l	$171	$173	$181	$188	$222

Revenue (GAAP)	m	$859	$882	$875	$743	$707
Taxable-equivalent adjustment		4	4	4	3	3
Revenue- Taxable-equivalent (Non-GAAP)		863	886	878	746	710
Plus notable items (GAAP) (a)		—	(1)	(32)	(13)	(6)
Adjusted revenue (Non-GAAP)	n	$863	$885	$847	$733	$704

Noninterest income as a % of total revenue (GAAP)	k/m	19.94%	19.68%	24.30%	27.06%	32.31%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	l/n	19.85%	19.55%	21.37%	25.68%	31.63%

Adjusted Efficiency Ratio
Noninterest expense (GAAP)	o	$478	$503	$468	$489	$493
Plus notable items (GAAP) (a)		(21)	(46)	(25)	(50)	(37)
Adjusted noninterest expense (Non-GAAP)	p	$457	$458	$444	$438	$455

Revenue (GAAP)	q	$859	$882	$875	$743	$707
Taxable-equivalent adjustment		4	4	4	3	3
Revenue- Taxable-equivalent (Non-GAAP)		863	886	878	746	710
Plus notable items (GAAP) (a)		—	(1)	(32)	(13)	(6)
Adjusted revenue (Non-GAAP)	r	$863	$885	$847	$733	$704

Efficiency ratio (GAAP)	o/q	55.65%	57.07%	53.56%	65.76%	69.66%
Adjusted efficiency ratio (Non-GAAP)	p/r	52.95%	51.70%	52.42%	59.79%	64.64%
(a) Amounts adjusted for notable items as detailed on page 9.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)
		1Q23 vs 4Q22
NII/NIM Analysis	NII	%	NIM
1Q23 Reported (FTE)	691		3.87%
Less: non-core items
PPP coupon income and fees	—		—
Loan Accretion	7		0.04
IBKC Premium Amortization	(6)		(0.03)
1Q23 Core (FTE) (Non-GAAP)	$690	(3)%	3.86%

4Q22 Reported (FTE)	$712		3.89%
Less: non-core items
PPP coupon income and fees	—		—
Loan Accretion	7		0.04
IBKC Premium Amortization	(6)		(0.03)
4Q22 Core (FTE) (Non-GAAP)	$711		3.89%
Numbers may not foot due to rounding.

	Period-end				Average
($s in millions)	1Q23	4Q22	1Q23 vs. 4Q22		1Q23	4Q22	1Q23 vs. 4Q22
Loans excluding LMC & PPP			$	%			$	%
Total Loans (GAAP)	$59,045	$58,101	$944	2%	$58,074	$57,564	$510	1%
PPP (GAAP)	53	76	(23)	(30)%	57	121	(64)	(53)%
LMC (GAAP)	2,040	2,258	(218)	(10)%	1,875	2,299	(424)	(18)%
Total Loans excl. LMC & PPP (Non-GAAP)	56,952	55,767	1,185	2%	56,142	55,144	998	2%
Total Consumer (GAAP)	13,475	13,093	382	3%	13,226	12,907	319	2%
Total Commercial excl. LMC & PPP (Non-GAAP)	43,477	42,674	803	2%	42,916	42,237	679	2%
Total CRE (GAAP)	13,397	13,228	169	1%	13,290	13,095	195	1%
Total C&I excl. LMC & PPP (Non-GAAP)	$30,080	$29,446	$634	2%	$29,626	$29,142	$484	2%

Loans excluding LMC
Total Loans (GAAP)	$59,045	$58,101	$944	2%	$58,074	$57,564	$510	1%
LMC (GAAP)	2,040	2,258	(218)	(10)%	1,875	2,299	(424)	(18)%
Total Loans excl. LMC (Non-GAAP)	57,005	55,843	1,162	2%	56,199	55,265	934	2%
Total Consumer (GAAP)	13,475	13,093	382	3%	13,226	12,907	319	2%
Total Commercial excl. LMC (Non-GAAP)	43,530	42,750	780	2%	42,973	42,358	615	1%
Total CRE (GAAP)	$13,397	$13,228	$169	1%	$13,290	$13,095	$195	1%
Total C&I excl. LMC (Non-GAAP)	$30,133	$29,522	$611	2%	$29,683	$29,263	$420	1%
Numbers may not foot due to rounding.

GLOSSARY OF TERMS
Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Key Ratios
Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Noninterest Income as a Percentage of Total Revenue: Ratio is noninterest income to total revenue - taxable equivalent.

Efficiency Ratio: Ratio is noninterest expense to total revenue - taxable equivalent .

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios
Nonperforming loans and leases ("NPL") %: Ratio is nonaccruing loans and leases in the loan portfolio to total period-end loans and leases.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans and leases.

Allowance / loans and leases: Ratio is allowance for loan and lease losses to total period-end loans and leases.

Allowance / Nonperforming loans and leases: Ratio is allowance for loan and lease losses to nonperforming loans and leases in the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan and lease losses to annualized net charge-offs.

Operating Segments
Regional Banking segment: Offers financial products and services, including traditional lending and deposit taking, to consumer and commercial customers primarily in the southern and southeastern U.S. and other selected markets. Regional Banking also provides investment, wealth management, financial planning, trust and asset management services for consumer customers.

Specialty Banking segment: Consists of lines of business that deliver product offerings and services with specialized industry knowledge. Specialty Banking’s lines of business include asset-based lending, mortgage warehouse lending, commercial real estate, franchise finance, correspondent banking, equipment finance, mortgage, and title insurance (prior to July 2022). In addition to traditional lending and deposit taking, Specialty Banking also delivers treasury management solutions, loan syndications, and international banking. Additionally, Specialty Banking has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, properties, technology, credit risk and bank operations are allocated to the activities of Regional Banking, Specialty Banking, and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of wholesale funding, liquidity, and capital management and allocation. Finally, the Corporate segment includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.